Subsequent Events	9 Months Ended
Sep. 30, 2014
Subsequent Events

8. Subsequent Events

On October 15, 2014, Navigator Europa, a 21,000 cubic meter semi-refrigerated ethylene-capable gas carriers was delivered from Jiangnan shipyard in China.

During October, The Company ordered the construction of two 22,000 cubic meter semi-refrigerated liquefied gas carriers at Hyundai Mipo Dockyard in South Korea at a construction price of $51.0 million each. These vessels are scheduled to be delivered the first half of 2017. Each of these two vessels will operate under a time charter for an initial term of five years from their delivery, with a charterer’s option, exercisable by May 31, 2015, to extend the time charter for one additional five year term.

The Company has evaluated subsequent events through November 4, 2014, which is the date the financial statements were available to be issued.